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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 12, 2007

                              DELANCO BANCORP, INC.
                              ---------------------
             (Exact Name of Registrant as Specified in Its Charter)

        United States                      333-139339           36-4519533
        -------------                      ----------           ----------
(State or other jurisdiction of            (Commission         (IRS Employer
incorporation or organization)             File Number)      Identification No.)

                615 Burlington Avenue, Delanco, New Jersey 08075
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               (Address of principal executive offices) (Zip Code)

                                 (856) 461-0611
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.
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         On March 12, 2007, Delanco Bancorp, Inc. (the "Company"), the holding company for Delanco Federal Savings Bank, announced that it has completed its subscription offering to depositors and that it has extended its community offering. The Company has received subscriptions for approximately 600,000 shares, which excludes shares to be purchased by the employee stock ownership plan. The Company expects to complete the offering between the minimum and the midpoint of the offering range (between 688,500 and 810,000 shares).

The press release detailing this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
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        (d)   Exhibits

              Number            Description
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              99.1              Press release dated March 12, 2007


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: March 12, 2007                   By: /s/ Robert M. Notigan
                                           -------------------------------------
                                           Robert M. Notigan
                                           President and Chief Executive Officer